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                                                                    EXHIBIT 24-1

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of New York State Electric & Gas Corporation, a New York corporation, hereby constitutes and appoints K.M. Jasinski, Esq., R.R. Tedesco, S.J. Rafferty, R.D. Kump, L. Blum, Esq. and F. Lee, Esq., and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, to sign, execute and file a Post-Effective Amendment No. 1 to Registration Statement No. 33-50719 with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, to register senior unsecured debt securities in addition to the first mortgage bonds and preferred stock of the Corporation previously registered under such Registration Statement, any and all amendments to such Registration Statement and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he might or could do.

         IN WITNESS WHEREOF, the undersigned has set his hand this 2nd day of April, 2002.

                                                  /s/ Ralph R. Tedesco
                                                 -------------------------------


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                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of New York State Electric & Gas Corporation, a New York corporation, hereby constitutes and appoints K.M. Jasinski, Esq., R.R. Tedesco, S.J. Rafferty, R.D. Kump, L. Blum, Esq. and F. Lee, Esq., and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, to sign, execute and file a Post-Effective Amendment No. 1 to Registration Statement No. 33-50719 with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, to register senior unsecured debt securities in addition to the first mortgage bonds and preferred stock of the Corporation previously registered under such Registration Statement, any and all amendments to such Registration Statement and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he might or could do.

         IN WITNESS WHEREOF, the undersigned has set his hand this 2nd day of April, 2002.

                                                   /s/ Sherwood J. Rafferty
                                                 -------------------------------

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                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of New York State Electric & Gas Corporation, a New York corporation, hereby constitutes and appoints K.M. Jasinski, Esq., R.R. Tedesco, S.J. Rafferty, R.D. Kump, L. Blum, Esq. and F. Lee, Esq., and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, to sign, execute and file a Post-Effective Amendment No. 1 to Registration Statement No. 33-50719 with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, to register senior unsecured debt securities in addition to the first mortgage bonds and preferred stock of the Corporation previously registered under such Registration Statement, any and all amendments to such Registration Statement and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he might or could do.

         IN WITNESS WHEREOF, the undersigned has set his hand this 2nd day of April, 2002.

                                                  /s/ Wesley W. von Schack
                                                 -------------------------------


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                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of New York State Electric & Gas Corporation, a New York corporation, hereby constitutes and appoints K.M. Jasinski, Esq., R.R. Tedesco, S.J. Rafferty, R.D. Kump, L. Blum, Esq. and F. Lee, Esq., and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, to sign, execute and file a Post-Effective Amendment No. 1 to Registration Statement No. 33-50719 with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, to register senior unsecured debt securities in addition to the first mortgage bonds and preferred stock of the Corporation previously registered under such Registration Statement, any and all amendments to such Registration Statement and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he might or could do.

         IN WITNESS WHEREOF, the undersigned has set his hand this 2nd day of April, 2002.

                                                     /s/ Kenneth M. Jasinski
                                                   -----------------------------